UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 22, 2006

(Date of earliest event reported)

OLD DOMINION FREIGHT LINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-19582	56-0751714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Old Dominion Way

Thomasville, North Carolina 27360

(Address of principal executive offices)

(Zip Code)

(336) 889-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On June 22, 2006, Old Dominion Freight Line, Inc. issued a press release regarding its second quarter 2006 earnings guidance. A copy of this press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press release dated June 22, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

By:	/s/ John P. Booker, III
John P. Booker, III Vice President - Controller (Principal Accounting Officer)

Date: June 22, 2006

EXHIBIT INDEX

TO CURRENT REPORT ON FORM 8-K

Exhibit No.	Description
99.1	Press release dated June 22, 2006